BEAR STEARNS
                                                                                   BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                                                                     383 MADISON AVENUE
                                                                                               NEW YORK, NEW YORK 10179
                                                                                                           212-272-4009

                                                       Exhibit A

DATE:                               February 27, 2006

TO:                        Deutsche Bank AG, New York Branch
ATTENTION:                 Mr. Mark Ginsberg
TELEPHONE:                 212-250-5786
FACSIMILE:                 732-578-3764

FROM:                      Derivatives Documentation
TELEPHONE:                 212-272-2711
FACSIMILE:                 212-272-9857

SUBJECT:                   Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC7853

The purpose of this letter agreement  ("Agreement")  is to confirm the terms and conditions of the Transaction  entered into on the Trade Date specified below (the  "Transaction")  between Bear Stearns Financial  Products Inc. ("BSFP") and
Deutsche Bank AG, New York Branch  ("Counterparty").  This Agreement,  which evidences a complete and binding agreement between  you and us to enter  into the  Transaction  on the terms set forth  below,  constitutes  a  "Confirmation"  as referred to in the "ISDA Form Master  Agreement"  (as defined  below),  as well as a  "Schedule"  as referred to in the
ISDA Form Master Agreement.

1.   This Agreement is subject to the 2000 ISDA  Definitions  (the  "Definitions"),  as published by the  International
Swaps and  Derivatives  Association,  Inc.  ("ISDA").  You and we have agreed to enter into this  Agreement  in lieu of negotiating  a Schedule  to the 1992 ISDA Master  Agreement  (Multicurrency--Cross  Border)  form (the "ISDA Form Master
Agreement")  but,  rather,  an ISDA Form Master  Agreement  shall be deemed to have been  executed by you and us on the date we entered into the  Transaction.  All  provisions  contained in, or  incorporated  by reference to, the ISDA Form
Master Agreement shall govern the Transaction  referenced in this Confirmation,  except as expressly modified below. In the event of any  inconsistency  between the provisions of this  Agreement and the  Definitions or the ISDA Form Master
Agreement, this Agreement shall prevail for purposes of the Transaction.

2.     The terms of the particular Transaction to which this Confirmation relates are as follows:

       Type of Transaction:                 Rate Cap

       Notional Amount:    With  respect to any  Calculation  Period,  the  amount set forth for such  period on the
                                            Schedule of Notional Amounts.

       Trade Date:                          February 6, 2006

       Effective Date:                      March 25, 2006

       Termination Date:   April 25, 2009, subject to adjustment in accordance with the Business Day Convention.

       Fixed Amount (Premium):

              Fixed Rate Payer:             Counterparty

              Fixed Rate Payer
              Payment Date:February 27, 2006

              Fixed Amount:USD 145,000

       Floating Amounts:

              Floating Rate Payer:          BSFP

              Cap Rate:                     5.00000%

              Floating Rate Payer
              Period End Dates:             The  25th   calendar   day  of  each  month  during  the  Term  of  this
                                            Transaction,  commencing  April 25,  2006 and ending on the  Termination
                                            Date,  subject  to  adjustment  in  accordance  with  the  Business  Day
                                            Convention.

              Floating Rate Payer
              Payment Dates:                Early  Payment is  applicable.  The Floating  Rate Payer  Payment  Dates shall be two  Business  Days prior to each  Floating  Rate Payer  Period
                                            End Date.

              Floating Rate for initial
              Calculation Period:           To be determined.

              Floating Rate Option:         USD-LIBOR-BBA,  provided,  however, that if the Floating Rate determined from such  Floating  Rate Option for any  Calculation  Period is greater than 9.00000% then the Floating Rate for such  Calculation  Period shall be deemed to be 9.00000%.

              Designated Maturity:          One month

              Floating Rate Day
              Count Fraction:               30/360

              Reset Dates: The first day of each Calculation Period.

              Compounding: Inapplicable

       Business Days:                       New York

       Business Day Convention:             Following

3.     Additional Provisions:               Each party hereto is hereby advised and  acknowledges  that the other party has  engaged in (or  refrained  from  engaging  in)  substantial  financial transactions  and has taken  (or  refrained  from  taking)  other  material actions in  reliance  upon the entry by the  parties  into the  Transaction being  entered  into on the terms and  conditions  set forth  herein and in
                                            the  Confirmation  relating  to  such  Transaction,   as  applicable.  This
                                            paragraph shall be deemed repeated on the trade date of each Transaction.

4.       Provisions Deemed Incorporated in a Schedule to the ISDA Form Master Agreement:

1)       The parties agree that  subparagraph  (ii) of Section 2(c) of the ISDA Form Master  Agreement will apply to any Transaction.

2)  Termination Provisions. For purposes of the ISDA Form Master Agreement:

(a)      "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b)      "Specified  Transaction" is not applicable to BSFP or Counterparty for any purpose, and, accordingly,  Section
5(a)(v) shall not apply to BSFP or Counterparty.

(c)      The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to  Counterparty.

(d)      The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(e)      The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(f)      Payments on Early Termination.  For the purpose of Section 6(e) of ISDA Form Master Agreement:

         (i)      Market Quotation will apply.

         (ii)     The Second Method will apply.

(g)      "Termination Currency" means United States Dollars.

3) Tax Representations.  Not applicable

4) Limitation on Events of Default.  Notwithstanding  the terms of Sections 5 and 6 of the ISDA Form Master  Agreement,
if at any time  and so long as the  Counterparty  has  satisfied  in full all its  payment  obligations  under  Section
2(a)(i) of the ISDA Form  Master  Agreement  and has at the time no future  payment  obligations,  whether  absolute or contingent,  under such Section,  then unless BSFP is required  pursuant to  appropriate  proceedings  to return to the
Counterparty  or  otherwise  returns  to the  Counterparty  upon  demand of the  Counterparty  any  portion of any such payment,  (a) the  occurrence of an event  described in Section 5(a) of the ISDA Form Master  Agreement with respect to the  Counterparty  shall not  constitute  an Event of  Default  or  Potential  Event of  Default  with  respect  to the
Counterparty  as  Defaulting  Party and (b) BSFP shall be entitled to designate an Early  Termination  Date pursuant to
Section 6 of the ISDA Form Master  Agreement  only as a result of the  occurrence of a  Termination  Event set forth in either Section  5(b)(i) or 5(b)(ii) of the ISDA Form Master  Agreement with respect to BSFP as the Affected  Party,  or
Section 5(b)(iii) with respect to BSFP as the Burdened Party.

5) Documents to be Delivered. For the purpose of Section 4(a):

(1)      Tax forms, documents, or certificates to be delivered are:

Party required to deliver document    Form/Document/                     Date by which to
                                      Certificate                        be delivered

BSFP and                              Any    document    required   or   Promptly  after  the  earlier  of (i)  reasonable
the Counterparty                      reasonably  requested  to  allow   demand  by  either  party or (ii)  learning  that
                                      the   other    party   to   make   such form or document is required
                                      payments  under  this  Agreement
                                      without   any    deduction    or
                                      withholding   for   or  on   the
                                      account  of any Tax or with such
                                      deduction  or  withholding  at a
                                      reduced rate

(2)      Other documents to be delivered are:

Party required to        Form/Document/                  Date by which to              Covered by Section 3(d) Representation
deliver document         Certificate                     be delivered
BSFP and                 Any documents required by       Upon the execution and        Yes
the Counterparty         the receiving party to          delivery of this Agreement
                         evidence the authority of       and such Confirmation
                         the delivering party or its
                         Credit Support Provider, if
                         any, for it to execute and
                         deliver this Agreement, any
                         Confirmation , and any
                         Credit Support Documents to
                         which it is a party, and to
                         evidence the authority of
                         the delivering party or its
                         Credit Support Provider to
                         perform its obligations
                         under this Agreement, such
                         Confirmation and/or Credit
                         Support Document, as the
                         case may be
BSFP and                 A certificate of an             Upon the execution and        Yes
the Counterparty         authorized officer of the       delivery of this Agreement
                         party, as to the incumbency     and such Confirmation
                         and authority of the
                         respective officers of the
                         party signing this Agreement,
                         any relevant Credit Support
                         Document, or any
                         Confirmation, as the case may
                         be

6)  Miscellaneous. Miscellaneous

(a)      Address for Notices:  For the purposes of Section 12(a) of ISDA Form Master Agreement:

         Address for notices or communications to BSFP:

                  Address: 383 Madison Avenue, New York, New York 10179
                  Attention:        DPC Manager
                  Facsimile:        (212) 272-5823

         with a copy to:

                  Address: One Metrotech Center North, Brooklyn, New York 11201
                  Attention:        Derivative Operations - 7th Floor
                  Facsimile:        (212) 272-1634

                  (For all purposes)

         Address for notices or communications to the Counterparty:

                  Address: 60 Wall Street
                                    New York, NY 10005
                  Attention:        Mr. Paul Mangione
                  Facsimile:        732-578-3764
                  Phone:            212-250-5786

              with a copy to:

                  Address: 60 Wall Street
                                    New York, NY 10005
                  Attention:        Ms. Cathy Oh
                  Facsimile:        732-578-3764
                  Phone:            212-250-5786

                  (For all purposes)

(b)      Process Agent.  For the purpose of Section 13(c):

                           BSFP appoints as its
                           Process Agent:            Not Applicable

                           The Counterparty appoints as its
                           Process Agent:            Not Applicable

(c)      Offices.  The  provisions  of  Section  10(a) ISDA Form  Master  Agreement  will not apply to this  Agreement;
neither  BSFP nor the  Counterparty  have any Offices  other than as set forth in the  Notices  Section and BSFP agrees that,  for  purposes of Section 6(b) of ISDA Form Master  Agreement,  it shall not in future have any Office other than one in the United States.

(d)      Multibranch Party.  For the purpose of Section 10(c) of ISDA Form Master Agreement:

         BSFP is not a Multibranch Party.

         The Counterparty is a Multibranch Party.

(e)      Calculation  Agent. The Calculation Agent is BSFP;  provided,  however,  that if an Event of Default occurs with respect to BSFP, then the Counterparty  shall be entitled to appoint a financial  institution  which would qualify as a Reference Market-maker to act as Calculation Agent.

(f)      Credit Support Document.  Not applicable for either BSFP or the Counterparty.

(g)      Credit Support Provider.

         BSFP:    Not Applicable

         The Counterparty:  Not Applicable

(h)      Governing  Law.  The  parties  to this  Agreement  hereby  agree  that the law of the State of New York  shall govern their rights and duties in whole.

(i)      Severability.     If any term,  provision,  covenant,  or  condition  of this  Agreement,  or the  application thereof  to any party or  circumstance,  shall be held to be  invalid  or  unenforceable  (in whole or in part) for any reason, the remaining terms,  provisions,  covenants,  and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or  unenforceable  portion  eliminated,  so long as this Agreement as so modified  continues  to express,  without  material  change,  the  original  intentions  of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not  substantially  impair the respective benefits or expectations of the parties.

The  parties  shall  endeavor  to engage in good faith  negotiations  to replace  any  invalid or  unenforceable  term, provision,  covenant or condition  with a valid or enforceable  term,  provision,  covenant or condition,  the economic effect of which  comes as close as  possible  to that of the  invalid or  unenforceable  term,  provision,  covenant or condition.

(j)      Consent to Recording.  Each party hereto  consents to the  monitoring or recording,  at any time and from time to time,  by the other party of any and all  communications  between  officers or employees of the parties,  waives any further notice of such  monitoring or recording,  and agrees to notify its officers and employees of such monitoring or recording.

(k)      Waiver of Jury Trial.      Each  party  waives  any  right it may have to a trial  by jury in  respect  of any
Proceedings relating to this Agreement or any Credit Support Document.

(l)      BSFP will not  unreasonably  withhold or delay its consent to an  assignment  of this  Agreement  to any other third party.

7)  "Affiliate"  will have the meaning  specified in Section 14 of the ISDA Form Master  Agreement,  provided that BSFP shall not be deemed to have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii).

8)  Section 3 of the ISDA Form  Master  Agreement  is  hereby  amended  by  adding  at the end  thereof  the  following subsection (g):

         "(g)     Relationship Between Parties.

                           Each party  represents  to the other  party on each date when it enters  into a  Transaction that:--

                  (1)  Nonreliance.  It is  not  relying  on  any  statement  or  representation  of  the  other  party regarding the Transaction  (whether written or oral), other than the  representations  expressly made in this Agreement or the Confirmation in respect of that Transaction.

                  (2) Evaluation and Understanding.

                  (i) It has the  capacity to evaluate  (internally  or through  independent  professional  advice) the
Transaction and has made its own decision to enter into the Transaction; and

                  (ii) It understands  the terms,  conditions and risks of the  Transaction  and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise.

                  (3) Purpose.  It is entering  into the  Transaction  for the purposes of managing its  borrowings  or investments, hedging its underlying assets or liabilities or in connection with a line of business.

                  (4) Principal.  It is entering into the  Transaction  as principal,  and not as agent or in any other capacity, fiduciary or otherwise."

9) Swap  Disclosure  Event.  If,  upon the  occurrence  of a Swap  Disclosure  Event (as defined in Part clause (ii) in paragraph 10 below),  Party A has not,  within 10 Business Days after such Swap  Disclosure  Event complied with any of the  provisions  set forth in clause (iii) of  paragraph  10 below,  then an  Additional  Termination  Event shall have occurred  with  respect  to Party A and  Party A shall be the sole  Affected  Party  with  respect  to such  Additional
Termination Event.

10)  Compliance with Regulation AB.

(i)    BSFP agrees and  acknowledges  that  Residential  Funding  Corporation  ("RFC") is required under  Regulation AB under the  Securities  Act of 1933, as amended,  and the  Securities  Exchange Act of 1934,  as amended (the  "Exchange
Act") ("Regulation AB"), to disclose certain financial  information regarding BSFP or its group of affiliated entities, if  applicable,  depending on the  aggregate  "significance  percentage"  of this  Agreement  and any other  derivative contracts between BSFP or its group of affiliated entities,  if applicable,  and Counterparty,  as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)   It shall be a swap  disclosure  event ("Swap  Disclosure  Event") if, on any Business Day after the date hereof,
RFC requests from Party A the applicable  financial  information  described in Item 1115 of Regulation AB (such request to be based on a reasonable  determination  by RFC, in good faith,  that such  information is required under Regulation
AB) (the "Swap Financial Disclosure").

(iii)  Upon the  occurrence of a Swap  Disclosure  Event,  BSFP, at its own expense,  shall (a) provide to RFC the Swap
Financial  Disclosure,  (b) secure  another  entity to replace BSFP as party to this  Agreement on terms  substantially similar to this Agreement and subject to prior  notification to the Swap Rating Agencies,  which entity (or a guarantor therefor)  meets or exceeds the Approved Rating  Thresholds (or which satisfies the Rating Agency  Condition) and which entity is able to comply with the  requirements  of Item 1115 of  Regulation  AB or (c) obtain a guaranty of the BSFP's obligations  under this Agreement  from an affiliate of the BSFP that is able to comply with the financial  information disclosure  requirements of Item 1115 of Regulation AB, such that disclosure  provided in respect of the affiliate will satisfy  any  disclosure  requirements  applicable  to the Swap  Provider,  and cause such  affiliate  to provide  Swap
Financial  Disclosure.  If permitted  by  Regulation  AB, any required  Swap  Financial  Disclosure  may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

(iv) BSFP [if obligations of Swap Provider are guaranteed,  the guarantor must cover this indemnity  obligation] agrees that, in the event that BSFP  provides Swap  Financial  Disclosure  to RFC in accordance  with clause  (iii)(a) of this paragraph 10 or causes its affiliate to provide Swap  Financial  Disclosure to RFC in accordance  with clause  (iii)(c)
of this  paragraph 10, it will  indemnify and hold  harmless RFC, its  respective  directors or officers and any person controlling RFC, from and against any and all losses,  claims,  damages and liabilities  caused by any untrue statement or alleged untrue  statement of a material fact  contained in such Swap Financial  Disclosure or caused by any omission or alleged  omission to state in such Swap  Financial  Disclosure  a material  fact  required  to be stated  therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

11)  Third Party Beneficiary. RFC shall be a third party beneficiary of this Agreement.

          NEITHER THE BEAR STEARNS  COMPANIES INC. NOR ANY  SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS  COMPANIES INC.
          OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.

5.     Account Details and
       Settlement Information:              Payments to BSFP:
                                            Citibank, N.A., New York
                                            ABA Number: 021-0000-89, for the account of
                                            Bear, Stearns Securities Corp.
                                            Account Number: 0925-3186, for further credit to
                                            Bear Stearns Financial Products Inc.
                                            Sub-account  Number: 102-04654-1-3
                                            Attention: Derivatives Department

                                            Payments to Counterparty:
                                            Deutsche Bank AG New York Branch (Direct)
                                            ABA #: 026003780
                                            Swift Code: DEUTUS33
                                            Account no:  100440170004
                                            Ref: Interest Rate Swaps

This  Agreement  may be executed in several  counterparts,  each of which shall be deemed an original  but all of which together shall constitute one and the same instrument.

Counterparty  hereby  agrees to check this  Confirmation  and to confirm that the  foregoing  correctly  sets forth the terms  of the  Transaction  by  signing  in the  space  provided  below  and  returning  to  BSFP  a  facsimile  of the fully-executed  Confirmation to 212-272-9857.  For inquiries regarding U.S.  Transactions,  please contact Susan Donlon by  telephone at  212-272-2364.  For all other  inquiries  please  contact  Derivatives  Documentation  by telephone at
353-1-402-6233. Originals will be provided for your execution upon your request.

We are very pleased to have executed this  Transaction  with you and we look forward to completing  other  transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.

By:    _______________________________
       Name:
       Title:

Counterparty,  acting through its duly  authorized  signatory,  hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.

DEUTSCHE BANK AG, NEW YORK BRANCH

By:    _______________________________
       As authorized agent or officer for Deutsche Bank AG
       Name:
       Title:

By:    _______________________________
       As authorized agent or officer for Deutsche Bank AG
       Name:
       Title:

lm

                                            SCHEDULE OF NOTIONAL AMOUNTS
               (all such dates subject to adjustment in accordance with the Business Day Convention)

                                                                                          Notional Amount
         From and including                       To but excluding                             (USD)
           Effective Date                            4/25/2006                             48,436,482.26
              4/25/2006                              5/25/2006                             46,945,753.57
              5/25/2006                              6/25/2006                             45,330,202.91
              6/25/2006                              7/25/2006                             43,592,519.71
              7/25/2006                              8/25/2006                             41,735,709.73
              8/25/2006                              9/25/2006                             39,763,088.17
              9/25/2006                              10/25/2006                            37,678,271.36
             10/25/2006                              11/25/2006                            35,485,167.15
             11/25/2006                              12/25/2006                            33,187,963.97
             12/25/2006                              1/25/2007                             30,791,338.38
              1/25/2007                              2/25/2007                             28,397,804.29
              2/25/2007                              3/25/2007                             26,044,609.48
              3/25/2007                              4/25/2007                             24,309,787.09
              4/25/2007                              5/25/2007                             22,645,798.01
              5/25/2007                              6/25/2007                             21,051,685.72
              6/25/2007                              7/25/2007                             19,526,484.19
              7/25/2007                              8/25/2007                             18,069,217.94
              8/25/2007                              9/25/2007                             16,678,902.20
              9/25/2007                              10/25/2007                            15,354,542.93
             10/25/2007                              11/25/2007                            14,095,137.13
             11/25/2007                              12/25/2007                            12,899,672.88
             12/25/2007                              1/25/2008                             11,767,129.58
              1/25/2008                              2/25/2008                             10,696,478.26
              2/25/2008                              3/25/2008                              9,686,681.68
              3/25/2008                              4/25/2008                              8,736,694.73
              4/25/2008                              5/25/2008                              7,845,464.66
              5/25/2008                              6/25/2008                              7,011,931.37
              6/25/2008                              7/25/2008                              6,234,975.61
              7/25/2008                              8/25/2008                              5,490,504.07
              8/25/2008                              9/25/2008                              4,769,105.87
              9/25/2008                              10/25/2008                             4,070,327.69
             10/25/2008                              11/25/2008                             3,393,724.18
             11/25/2008                              12/25/2008                             2,738,857.83
             12/25/2008                              1/25/2009                              2,105,298.81
              1/25/2009                              2/25/2009                              1,492,624.83
              2/25/2009                              3/25/2009                               900,421.07
              3/25/2009                           Termination Date                           328,279.98